Supplement Dated March 5, 2009 to the

RESERVE YIELD PLUS FUND

Of the Reserve Short-Term Investment Trust

Prospectus and Statement of Additional Information

Dated July 29, 2008

The sixth paragraph under the section entitled “Fund Management —The Investment Adviser” in the Prospectus is amended by deleting the paragraph and replacing it with the following:

Michael Luciano is the portfolio manager for the Fund and is primarily responsible for decisions regarding the Fund’s investments. Prior to joining The Reserve in 2007, Mr. Luciano served as a Assistant Portfolio Manager at Legg Mason from 2005 to 2007. As of February 19, 2009, Mr. Luciano did not own securities of the Fund.

The first and second paragraph under the section entitled “Portfolio Manager Disclosure” in the Statement of Additional Information is amended by deleting both paragraphs and replacing them with the following:

All of the below information is provided as of February 19, 2009.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Michael Luciano, the Fund’s portfolio manager, has day-to-day management responsibilities for five funds in three registered investment companies (other than the Fund) and four pooled investment vehicles with assets totaling approximately $11 billion and $1.2 billion, respectively. No advisory fee is paid based on performance for any of these registered investment companies.

PORTFOLIO MANAGER’S COMPENSATION

The portfolio manager is compensated for his services by RMCI. The portfolio manager’s compensation consists of a fixed base salary and a discretionary bonus. Base salary is determined based on market factors and the skill, experience and responsibilities of Mr. Luciano. The discretionary bonus is based on the annual, pre-tax performance of the funds that he manages relative to their peers (as currently set forth in iMoneyNet First Tier Taxable Money Funds, iMoneyNet US Government and Agency Money Funds, iMoneyNet US Treasury Only Money Funds, and iMoneyNet Offshore Money Funds), as well as RMCI’s profitability.

The fourth paragraph under the section entitled “Portfolio Manager Disclosure” in the Statement of Additional Information is amended by deleting the paragraph and replacing it with the following:

ALLOCATION OF LIMITED TIME AND ATTENTION. Mr. Luciano may devote unequal time and attention to the management of the funds he advises. As a result, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds overseen by Mr. Luciano have different investment strategies.